UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): January 26, 2001

                          Commission file number 1-5270

                              SOFTNET SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
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    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
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                    (Address of principal executive offices)


                                 (415) 365-2500
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              (Registrant's telephone number, including area code)

                                       N/A

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          (Former name or former address, if changed since last report)


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
Item 5.  Other Events

     Atam Lalchandani resigned from the Company's Board of Directors effective on January 25, 2001, citing personal reasons.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SoftNet Systems, Inc.
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                                   (Registrant)


Date:  January 26, 2001        By: /s/ Garrett J. Girvan
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                                   Garrett J. Girvan
                                   Chief Executive Officer